Exhibit 21.1

ACNielsen AMER Algeria Sarl

AGB America S.A. IBC

The Nielsen Company South America S.R.L.

VNU Business Media Argentina S.A.

Nielsen-Netratings Pty. Ltd.

Traffion Technologies Pty. Limited

AGB Nielsen Media Research Pty. Ltd.

Red Sherrif Australia Pty. Ltd.

NetRatings (Australia) Pty. Ltd.

Red Sherrif (Europe) Pty. Ltd.

The Nielsen Company (Australia) Pty. Ltd.

ACNielsen Research Pty Limited

Decisions Made Easy Pty. Ltd.

The Nielsen Company (Holdings) Pty. Limited

A.C. Nielsen Gesellschaft m.b.H.

ACNielsen Azeri

The Nielsen Company (Bangladesh) Ltd.

ACNielsen Bel

A.C. Nielsen Company & Co SA

AGB Nielsen Media Research SPRL

The Nielsen Company (Belgium) SPRL

AC Nielsen BH d.o.o. Sarajevo

A.C.Nielsen do Brasil Ltda.

AGB Bulgaria Ltd.

ACNielsen Bulgaria Ltd

ACNielsen Cameroon Sarl

Nielsen Media Research Limited

Nielsen Sub Holding Company

ACNielsen Company of Canada

ACNielsen Cayman Islands Colombia Ltd.

ACNielsen Cayman Islands Ltd.

A.C. Nielsen Chile Limitada

The Nielsen Company (Guangzhou) LTD

AGB Nielsen Market Research (China) Ltd.

Netratings (Shanghai) Company, Ltd.

The Nielsen Company (Shanghai) Ltd.

A.C. Nielsen de Colombia Ltda.

ACNielsen Costa Rica S.A.

AC Nielsen Cote d’Ivoire Limited

AGB Nielsen Media Research Ltd.

ACNielsen d.o.o.

ACNielsen Cyprus Limited

AGB (Cyprus) Ltd.

AMER Research Limited

ACNielsen Czech Republic s.r.o.

AMAR Research s.r.o.

The Nielsen Company (Denmark) Aps

ACNielsen Dominicana, S.A.

ACNielsen Egypt Limited

AC Nielsen El Salvador, S.A. de C.V.

ACNielsen Eesti OÜ

Finnpanel Oy

A.C. Nielsen Finland Oy

IT Media Partners France SAS

AC Nielsen SAS

Nielsen Holding France SAS

VNU Publications France S.A.

Netratings France SARL

Naviant France Sarl.

MediaMetrie Netratings SAS

Nielsen Media Research GmbH

USP Market Intelligence GmbH

The Nielsen Company (Germany) GmbH

VNU Holding (Deutschland) GmbH

Nielsen Music Control GmbH

VNU Business Publications Deutschland GmbH

Naviant Deutschland GmbH

ACNielsen Ghana Limited

AGB Nielsen Media Research S.A.

Organotiki S.A.

ACNielsen S.A.

ACNielsen Centroamerica, S.A.

ACNielsen Honduras S.A. de C.V.

ACNielsen International Research (Hong Kong) Limited

AGB Nielsen Media Research (Hong Kong) Limited

ACNielsen Group Limited

Survey Research Hong Kong Ltd.

Netratings Hong Kong Limited

The Nielsen Company (Hong Kong) Limited

The Nielsen Company (Management Services -HK) Limited

ACNielsen Holdings Limited

Nielsen Online Hong Kong Limited

Nielsen Business Media Asia Limited

AGB Nielsen Médiakutato

ACNielsen Piackutató Kft.

ACNielsen Marketing Research India Private Limited

ORG-IMS Research Private Limited

ACNielsen ORG-MARG Private Limited

TAM Media Research Private Limited

ACNielsen Research Services Private Limited

NTRT Eratings India Private Limited

PT. AGB Nielsen Media Research Indonesia

PT. The Nielsen Company Indonesia

A.C. Nielsen of Ireland Limited

AGB Nielsen Media Research (Ireland) Limited

VNU Data & Network Services Limited

Aircheck International Ltd.

A.C. Nielsen (Dublin) Limited

ACNielsen (Israel) Ltd.

Buzzmetrics, Ltd.

Panel International S.r.l.

Media Instruments Italia S.r.l.

AGB Nielsen Media Research Holding S.p.A.

AGB Nielsen Media Research TAM S.r.l.

Recom AGB S.r.l.

AGB Nielsen Media Research S.r.l.

The Nielsen Company (Italy) S.r.l.

A.C. Nielsen Store Audit S.R.L.

NetRatings Italia Srl

NetRatings Japan

The Nielsen Company (Japan) GK

ACNielsen Kazakhstan Ltd.

ACNielsen Kenya Limited

The Nielsen Company Korea Ltd

Korean Click Co., Ltd.

KADD Nielsen Media Research, Inc.

BASISNET, Inc.

AGB Nielsen Media Research (South Korea) Limited

ACNielsen Latvia SIA

UAB ACNielsen Baltics

European Media Investors S.A.

Valcon Acquisition Holding (Luxembourg) S.a.r.l.

ACNielsen Marketing Promotions (Malaysia) Sdn. Bhd.

The Nielsen Company (Malaysia) Sdn. Bhd.

AGB Nielsen Media Research (Malaysia) Sdn. Bhd.

The Nielsen Company (Mauritius) Limited

A.C. Nielsen, S de RL de C.V.

Nielsen Mexico Services, S de RL de CV

ACNielsen Montenegro d.o.o. Podgorica

ACNielsen AMER - SARL

ACNielsen Nepal Pvt. Ltd.

Nielsen Holding and Finance B.V.

VNU Intermediate Holding B.V.

TNC Americas C.V.

Nielsen General Partner B.V.

AGB Nielsen Media Research B.V.

AGB Nielsen Media Research TAM Holding B.V.

AGB Netherlands C.V.

Nielsen Media Research B.V.

A.C. Nielsen South Africa B.V.

Nielsen Sub Holdings I B.V.

Valcon Acquisition B.V.

Nielsen Coöperatie W.A.

Nielsen Holdings B.V.

Nielsen B.V.

Naviant Europe B.V.

A.C. Nielsen (Polen) B.V.

Neslein Holding (Spain) C.V.

Menesta Investments B.V.

TNC Europe B.V.

Art Holding (Brazil) C.V.

A.C. Nielsen South Africa Holdings B.V.

ACNielsen (Nederland) B.V.

VNU Marketing Information Europe & Asia B.V.

Nielsen Music Control Nederland B.V.

B.V. Dagblad en Drukkerij Het Centrum

VNU International B.V.

Nielsen Sub Holdings II B.V.

The Nielsen Company B.V.

VNU Business Media Europe B.V.

Nielsen Holding Nederland B.V.

Netratings ULC (New Zealand)

AGB Nielsen Media Research (New Zealand) Ltd.

ACNielsen (NZ) ULC

ACNielsen Nicaragua, S.A.

ACNielsen Nigeria Limited

Nielsen Media Research AS

ACNielsen Norge AS

ACNielsen Pakistan (Private) Limited

AGB Panamericana, S.A.

ACNielsen Panama, S.A.

Nielsen S.R.L.

AGB Nielsen Media Research (Philippines) Inc.

AGB Nielsen Media Research (Manilla) Inc.

The Nielsen Company (Philippines), Inc.

AGB Nielsen Media Research Sp. z .o.o.

ACNielsen Polska Sp.z.o.o.

AGB Portugal Lda. (In Liquidation)

A.C. Nielsen Portugal- Estudos de Mercado- Unipessoal, Lda.

A.C. Nielsen P.R. LLC.

AGB TAM S.r.l.

ACNielsen Romania srl

AGB Television JSC

ZAO ACNielsen

AGB Nielsen Media Research d.o.o.

ACNielsen d.o.o.

The Nielsen Company (Singapore) Pte. Ltd.

ACNielsen (Singapore) Pte. Ltd.

AGB Nielsen Media Research (Singapore) Pte. Ltd.

The Nielsen Company (Singapore) Holdings Pte. Ltd.

NetRatings Pte. Ltd.

ACNielsen Slovakia s.r.o.

AGB Nielsen, medijske raziskave, d.o.o

AGB Lab d.o.o.

ACNielsen raziskovalna druzba, d.o.o.

AGB Nielsen Media Research (South Africa) (Pty) Limited

ACNielsen Marketing and Media (Pty) Limited

Interactive Market Systems (South Africa) (Pty) Limited

NetRatings Spain SL

A.C. Nielsen Company, S.L.

CEC Media S.A.

Netvalue Internet Measurement S.A.

N&P Holding Spain S.L.

ASEE Nielsen Holding (Spain) S.r.l.

Publinformatica S.A.

Nielsen EDI, S.L.

The Nielsen Company Lanka (Private) Limited

ACNielsen AB

Claritas Precision Marketing AB

AGB Nielsen Media Research (Sweden) AB

Media Instruments S.A.

AGB Nielsen Media Research Media Services S.A.

NetRatings Switzerland GmbH

The Nielsen Company (Switzerland) GmbH

TNC Management Services GmbH

AGB Nielsen Media Research (Taiwan) Ltd.

The Nielsen Company Taiwan Ltd.

ACNielsen (Tanzania) Ltd.

AGB Nielsen Media Research (Thailand) Ltd.

The Nielsen Company (Thailand) Limited

AMER Tunisia Sarl

AGB Nielsen Media Research Piyasa Hizmetleri A.S.

Nielsen Arastirma Hizmetleri Limited Sirket

The Nielsen Company Medya Yayıncılık ve Tanıtım Hizmetleri Anonim Şirketii

ACNielsen Uganda Limited

ACNielsen Ukraine Limited Liability Company

Nielsen Book Services Limited

AGB Nielsen Media Research Ltd. (ATR UK Ltd.)

Interactive Market Systems (UK) Limited

NetRatings UK Limited

VNU Business Media Europe Limited

Nielsen NRG UK Limited

NetCrawling UK Limited

A.C. Nielsen Company Limited

ACNielsen Holdings UK Limited

VNU Entertainment Media UK Limited

VNU Holdco (UK) Limited

Nielsen Media Research Limited

Decisions Made Easy Ltd.

Nielsen Mobile Limited

Nielsen Business Media, Inc.

Advertising Center, Inc.

Nielsen Mobile, LLC.

Nielsen Business Media Holding Company

TNC (US) Holdings, Inc.

VNU Marketing Information, Inc.

NMR Licensing Associates LP

Athenian Leasing Corporation

Foremost Exhibits, Inc.

ACN Holdings Inc.

ACNielsen Corporation

A. C. Nielsen Company, LLC.

The Nielsen Company (US), LLC.

AC Nielsen Mexico LLC

NMR Investing I, Inc.

A.C. Nielsen (Argentina) S.A.

ART Holding, L.L.C.

ACNielsen eRatings.com

CZT/ACN Trademarks, L.L.C.

Panel International SA LLC

Nielsen Holdings, L.L.C.

Scarborough Research

Nielsen National Research Group, Inc.

Nielsen Government and Public Sector, LLC.

Nielsen Finance Co.

Nielsen Finance LLC

National Consumer Panel, LLC

NC Ventures, LLC

NetRatings, LLC.

The Cambridge Group, Inc.

TVaura Mobile LLC

EMIS (Canada), LLC

AGB Panamericana de Venezuela Medicion

AC Nielsen de Venezuela S.A.

ACN VZ Holding Company, S.A.

The Nielsen Company (Vietnam), Ltd.